UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 18, 2012
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On October 18, 2012, the Board of Directors of Sensient Technologies Corporation amended Sensient's employment agreement with Kenneth P. Manning, its Chairman of the Board and Chief Executive Officer, to extend the term of his employment through February 1, 2014 and to express a mutual intention that he will continue to serve as Chairman of the Board through December 31, 2015.

The board also elected Paul Manning to the position of President and Chief Operating Officer of the Company.  Paul Manning had been serving as President of Sensient's Color Group.  He joined the Company in June of 2009.   Paul Manning is the son of Kenneth P. Manning, Sensient’s Chairman and Chief Executive Officer.  Both Paul Manning and Kenneth P Manning are executive officers of Sensient, and their 2011 compensation  is described in Sensient's most recent proxy statement.

The annual base salaries and other compensation of these executive officers will be evaluated in light of their new responsibilities.

On October 18, 2012, following the amendment to the Bylaws described in Item 5.03 that increased the size of the Board of Directors, the Board of Directors appointed Paul Manning to fill the vacancy created by that amendment, for a term expiring at the Company’s annual meeting of shareholders in 2013. Paul Manning is expected to be named to the Company’s Scientific Advisory Committee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

As noted above, on October 18, 2012, the Board of Directors amended the first sentence of Section 3.2(a) of the Company's Bylaws , effective immediately, to provide that the number of directors of the corporation shall be nine (9).

ITEM 9.01.	Financial Statements and Exhibits

Exhibit 3.2(a)	Amendment to Section 3.2(a) of Sensient's Bylaws
Exhibit 10.1	Amended and Restated Executive Employment Contract
Exhibit 99.1	Sensient Technologies Corporation Press Release dated October 18, 2012, regarding Election of Officers and Appointment of Paul Manning to Sensient's Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
	Name:	John L. Hammond
	Title:	Senior Vice President, General Counsel and Secretary

Date: October 19, 2012

EXHIBIT INDEX

Exhibit 3.2(a)	Amendment to Section 3.2(a) of Sensient's Bylaws
Exhibit 10.1	Amended and Restated Executive Employment Contract
Exhibit 99.1	Sensient Technologies Corporation Press Release dated October 18, 2012, regarding Election of Officers and Appointment of Paul Manning to Sensient's Board.